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                                                                   Exhibit 10.10


                          TAX INDEMNIFICATION AGREEMENT

                  THIS TAX INDEMNIFICATION AGREEMENT (this "Agreement"), made and entered into between STONERIDGE, INC., an Ohio corporation (the "Company"), and each of the other signatories hereto (collectively, the "Shareholders") (the Company and the Shareholders are hereinafter referred to individually as a "party" and collectively as the "parties"),

                              W I T N E S S E T H :
                              ---------------------

                  WHEREAS, the Company intends to sell its Common Shares, without par value, ("Common Shares") in an initial public offering (the "Offering") pursuant to the Company's Registration Statement on Form S-1 (Registration No. 333-33285) first filed with the Securities and Exchange Commission on August 8, 1997;

                  WHEREAS, the Company's election to be taxed as an S Corporation pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code") will be terminated effective prior to the closing of the Offering (the "Termination Date"), and the Company thereafter will be taxed as a C corporation for the tax period ending thereafter as defined in Section 1361(a)(2) of the Code; and

                  WHEREAS, in connection with the Offering, the Company and the Shareholders wish to provide for indemnification with respect to income taxes attributable to the Company which may be payable for periods both prior to and after the Termination Date;

                  NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         1.1 DEFINITIONS. The following terms, as used herein, have the following meanings.

         "C Corporation Year" means any taxable period beginning on or after the Termination Date during which the Company is, was or will be taxed as a C corporation.

         "Final S Year" means the Company's tax year ending on the Termination Date.

         "S Corporation Period" means the period commencing with the effective date of the Company's election to be treated as an S corporation and ending on the Termination Date.

         "Subchapter S Item" means all items of income, loss, deduction, tax preference, foreign taxes, or other items of the Company from all sources during its S Corporation Period, within the meaning of Section 6245 of the Code, specifically excluding the following: (i) items necessary to determine the eligibility of the S corporation shareholders; (ii) items arising out of invalidity of the S Corporation election; and (iii) items arising out of the existence of any revocation or termination of the S corporation election.


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                                   ARTICLE II

                    ELECTION TO TERMINATE; S TERMINATION YEAR
                    -----------------------------------------

         2.1 TERMINATION OF S STATUS. The parties intend that the status of the Company as an S corporation shall be terminated as of the Termination Date.

                                   ARTICLE III

                                      TAXES
                                      -----

         3.1 LIABILITY FOR TAXES INCURRED DURING S CORPORATION YEARS INCLUDING FINAL S YEAR. Each Shareholder, severally and not jointly, covenants and agrees to pay any and all taxes attributable to his allocable share of Subchapter S Items.

         3.2 LIABILITY FOR TAXES INCURRED DURING C CORPORATION YEARS OR WHICH THE COMPANY WAS SUBJECTED TO. The Company covenants and agrees that the Company shall pay any and all taxes attributable to or measured by taxable income of the Company for all taxable periods (i) prior to the effective date of its election of S corporation status of the Company and (ii) after the Termination Date. In addition, the Company covenants and agrees to pay all taxes which the Company was subjected to during the S Corporation Period.

         3.3 COMPANY'S INDEMNIFICATION FOR TAX LIABILITIES. The Company hereby agrees to indemnify, defend and hold harmless each Shareholder from and against any and all taxes, losses, liabilities, obligations, damages, impositions, assessments, fines, deficiencies, costs and expenses, including without limitation reasonable attorneys' and accountants' fees and expenses, with respect to all federal and state income taxes, including interest, penalties and additions to taxes imposed upon such Shareholder, net of any tax benefits realized, as a result of any final determination of Subchapter S Items (by reason of an amended return, claim for refund, audit, litigation or otherwise) resulting in (i) any increase in items of income or gain of any Shareholder or
(ii) any decrease in items of loss, deduction or credit of any Shareholder.

         3.4 SHAREHOLDERS' INDEMNIFICATION FOR TAX LIABILITIES. Each Shareholder (the "Indemnifying Shareholder"), severally (and jointly, but only to the extent of the group of Shareholders consisting of the Indemnifying Shareholder and any other Shareholder which is a trust that owns outstanding common shares of the Company for the benefit of the Indemnifying Shareholder) (according to the percentage of the outstanding Common Shares of the Company owned directly or beneficially by such Shareholder on the date to which the calculation in question applies), hereby agrees to indemnify, defend and hold harmless the Company from and against all liability with respect to all federal and state income taxes of any kind whatsoever, including interest and additions to taxes net of any tax benefits realized (but exclusive of attorneys' and accountants' fees and penalties) resulting from any final determination of Subchapter S Items (by reason of an amended return, claim for refund, audit, litigation or otherwise) resulting in (i) a decrease in items of income or gain of any Shareholder or (ii) any increase in items of loss, deduction or credit or any Shareholder, but only to the extent that the

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amount of the tax liability associated with such adjustment for each such
Shareholder does not exceed the cash distribution made by the Company to each of the Shareholders with respect to and for payment of the tax liability of each such Shareholder for Subchapter S Items for the S Corporation Period for which such adjustment is made.

         3.5 PAYMENTS. The Shareholders or the Company, as the case may be, shall make any payment required under this Article III within fifteen (15) days after receipt of notice from the other party that a payment is due by such party to the appropriate taxing authority.

         3.6 SUBROGATION. The party (or parties) providing the indemnity under either Section 3.3 or Section 3.4 (defined solely for purposes of this Section
3.6 as the "Indemnifying Party") shall be subrogated to all rights of recovery (the "Subrogation Claims") that the party (or parties) being indemnified under
Section 3.3 or Section 3.4, respectively (defined solely for purposes of this Section 3.6 as the "Indemnified Party"), may have against any person or organization in respect of the tax liabilities for which the Indemnifying Party is providing indemnity. Such right of subrogation shall not exceed the amount paid by the Indemnifying Party to the Indemnified Party. The Indemnified Party shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights of subrogation for the Indemnifying Party. The Indemnified Party shall provide all reasonable assistance as is required by the Indemnifying Party to pursue the Subrogation Claims. The Indemnified Party shall do nothing after any Subrogation Claim arises to prejudice the rights of the Indemnifying Party.

         3.7 NOTICES OF AUDITS AND ADJUSTMENTS.

                  (a) If any Shareholder receives notice from a taxing authority of an intention to audit any return of the Shareholder that includes any Subchapter S Item, such Shareholder shall inform the Company, in writing, of the audit promptly after receipt of such notice. If any Shareholder receives notice from a taxing authority of any proposed adjustment for which the Company may be required to indemnify the Shareholder hereunder (a "Proposed Adjustment"), the Shareholder shall give notice to the Company of the Proposed Adjustment promptly after receipt of such notice from a taxing authority. Upon receipt of such notice from a Shareholder, the Company may, by in turn giving prompt written notice to each of the Shareholders, request that the Shareholders contest such Proposed Adjustment. If the Company shall request that any Proposed Adjustment be contested, then the Shareholders shall, at the Company's expense, contest the Proposed Adjustment (including pursuing all administrative and judicial appeals and processes). The Company shall pay to the Shareholders on demand, all costs and expenses (including attorneys' and accountants' fees) that the Shareholders may incur in contesting such Proposed Adjustments. No Shareholders shall make, accept or enter into a settlement or other compromise with respect to any taxes indemnified hereunder, or forgo or terminate any proceeding undertaken hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

                  (b) If the Company or any Subsidiary receives notice from a taxing authority of an intention to audit any return of the Company or any Subsidiary that includes Subchapter S Items, the Company shall inform the Shareholders, in writing, of the audit promptly after

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receipt of such notice. If the Company receives notice from a taxing authority of any proposed adjustment for which any of the Shareholders may be required to indemnify the Company hereunder (a "Company Proposed Adjustment"), the Company shall give notice to each of the Shareholders of the Company Proposed Adjustment promptly after receipt of such notice from a taxing authority. The Company shall not make, accept or enter into a settlement or other compromise with respect to any taxes indemnified hereunder, or forgo or terminate any proceeding undertaken hereunder without the consent of the Shareholders, which consent shall not be unreasonably withheld.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

         4.1 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same instrument.

         4.2 CONSTRUCTION OF TERMS. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto to their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         4.3 COST OF ENFORCEMENT; INTEREST. If, within ten (10) days after demand to comply with the obligations of one of the parties to this Agreement served in writing on the other, compliance or reasonable assurance of compliance is not forthcoming, and the other party engages the services of an attorney to enforce rights under this Agreement, the prevailing party in any action shall be entitled to recover all reasonable costs and expenses (including reasonable fees of attorneys and legal assistants, whenever incurred, whether before trial or appellate proceeding, at trial, on appeal or otherwise).

         4.4 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Ohio, other than those provisions relating to the conflict of laws of different jurisdictions if the effect of the application of such provisions would be to cause the laws of a jurisdiction other than Ohio to apply hereto.

         4.5 JURISDICTION; VENUE. The parties agree that jurisdiction and venue for any litigation arising out of this Agreement or any document delivered in connection herewith shall be in a court with subject matter jurisdiction located in Trumbull County, Ohio, and all parties hereby irrevocably consent and submit to the personal jurisdiction of all such courts.

         4.6 NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when received, if personally delivered; when transmitted, if transmitted by electronic fax, telecopy or similar electronic transmission method; the day after it is sent, if mailed, first-class mail, postage prepaid. In each case, notice shall be sent to the Shareholders at the address last listed in the

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Company's stockholder records and to the Company at its principal executive office, or to such other address as any party shall have specified by notice in writing to the other parties.

         4.7 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by a written agreement executed by all of the parties hereto.

         4.8 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties any rights or remedies hereunder.

         4.9 INTERPRETATION. The title, article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         4.10 SEVERABILITY. In the event that any one or more of the provisions of this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.

         4.11 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of ____________ __, 1997.

                                 STONERIDGE, INC.

                                 By:
                                     -------------------------------------
                                     Cloyd J. Abbrzzo
                                     President

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SHAREHOLDERS:


------------------------------           ------------------------------
David M. Draime, Trustee                 D.M. Draime, Executor of the
U/A/D 12/13/78                           Estate of Steven A. Draime

------------------------------           ------------------------------
Scott N. Draime, Trustee                 Jeffrey P. Draime, Trustee
U/A/D 11/27/89                           U/A/D 12/23/96 f/b/o Elizabeth Draime

------------------------------           ------------------------------
Jeffrey P. Draime, Trustee               Jeffrey P. Draime, Trustee
U/A/D 12/23/96 f/b/o Jennifer            U/A/D 12/23/96 f/b/o Stephanie Draime
Draime

------------------------------           ------------------------------
Jeffrey P. Draime, Trustee               Jeffrey P. Draime, Trustee
U/A/D 12/23/96 f/b/o Alexandra           U/A/D 12/28/90
Draime

------------------------------           ------------------------------
Scott N. Draime, Trustee                 Scott N. Draime, Trustee
U/A/D 12/23/96 f/b/o David               U/A/D 12/23/96 f/b/o Lillia
Alexander Draime                         Christine Draime

------------------------------           ------------------------------
Scott N. Draime, Trustee                 Rebecca M. Draime
U/A/D 12/23/96 f/b/o Mary
Cecile Draime

------------------------------           ------------------------------
Scott N. Draime, Trustee                          Avery S. Cohen, Custodian
U/A/D 3/28/97 f/b/o Hanna                under the Ohio Transfers to
Marie Gang                               Minors Act f/b/o William M. Draime

------------------------------           ------------------------------
Avery S. Cohen, Custodian
under the Ohio Transfers to              ------------------------------
Minors Act f/b/o John Arol               Avery S. Cohen and Sheldon J.
Draime                                   Epstein, Trustees U/A/D 7/5/89
                                         f/b/o Scott N. Draime


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------------------------------           ------------------------------

------------------------------           ------------------------------
Avery S. Cohen and Sheldon J.            Avery S. Cohen and Sheldon J.
Epstein, Trustees U/A/D 7/5/89           Epstein, Trustees U/A/D 7/5/89
f/b/o Jeffrey P. Draime                  f/b/o Rebecca M. Draime

------------------------------           ------------------------------
Cloyd Abruzzo, Trustee U/A/D             Cloyd Abruzzo, Trustee U/A/D
4/10/95 f/b/o William Max                4/10/95 f/b/o John Arol Draime
Draime

------------------------------           ------------------------------
Cloyd Abruzzo, Trustee U/A/D             Cloyd Abruzzo, Trustee U/A/D
4/10/95 f/b/o Scott N. Draime            4/10/95 f/b/o Jeffrey P. Draime

------------------------------           ------------------------------
Cloyd Abruzzo, Trustee U/A/D
4/10/95 f/b/o Rebecca M. Draime          ------------------------------
                                         Cloyd J. and Cathy A. Abruzzo,
                                         Trustees U/A/D 6/12/95

------------------------------           ------------------------------
Arthur Abruzzo, Trustee U/A/D            Arthur Abruzzo, Trustee U/A/D
12/26/96 f/b/o Kimberly Abruzzo          12/26/96 f/b/o Kelly Abruzzo

------------------------------           ------------------------------
Arthur Abruzzo, Trustee U/A/D            J. Pisani
12/26/96 f/b/o Mark Abruzzo

------------------------------           ------------------------------
Linda M. Pisani, Trustee U/A/D           Linda M. Pisani, Trustee U/A/D
12/31/96 f/b/o Julia Ann                 12/31/96 f/b/o David J. Pisani
Liebhardt

------------------------------           ------------------------------
Edward F. Mosel                          Willi K. Beck

------------------------------           ------------------------------
Kenneth A. Lloyd                         David Thomas

------------------------------           ------------------------------
Kevin Bagby                              Michael Bagby


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------------------------------           ------------------------------
Thomas Beaver                            Richard Cheney

------------------------------           ------------------------------
Avery Cohen                              Chi Day

------------------------------           ------------------------------
Richard Emerine                          Sheldon Epstein

------------------------------           ------------------------------
David Gargas                             Howard Goldberg

------------------------------           ------------------------------
William Haushalter                       William Hull

------------------------------           ------------------------------
Earl Linehan                             Mark Oakes





















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